Exhibit 99.1

CervoMed to Deliver Oral Presentation at the 8th International Lewy Body Dementia Conference

Topline data from the RewinD-LB Phase 2b study on track for December 2024

Detailed safety and efficacy data from RewinD-LB Phase 2b study to be featured in an oral presentation at the ILBDC conference in January 2025

Boston, October 29, 2024 – CervoMed Inc. (NASDAQ: CRVO), a clinical-stage company focused on developing treatments for age-related neurologic disorders, today announced that it will deliver an oral presentation providing detailed safety and efficacy results from its completed RewinD-LB Phase 2b clinical trial of neflamapimod in dementia with Lewy bodies (DLB) at the eighth International Lewy Body Dementia Conference (ILBDC) taking place on January 29-31, 2025 in Amsterdam, the Netherlands.

“As we await topline results from the RewinD-LB Phase 2b trial in DLB, we are extremely encouraged by the scientific community’s interest in the data and pleased to have an opportunity to present them at the leading scientific conference dedicated to Lewy Body Dementia,” said John Alam, MD, Chief Executive Officer of CervoMed. “There are currently no approved therapies for DLB, and the dementia clinical research community has a strong interest in the ongoing RewinD-LB Phase 2b study and its potential beneficial impact to patients and families. Topline results for RewinD-LB are expected to be disclosed in December 2024 and we are also presenting data on RewinD-LB baseline patient characteristics at the upcoming Clinical Trials on Alzheimer's Disease Conference (CTAD). Based on our preliminary analyses, we are confident that we have optimized RewinD-LB trial design to detect a statistically significant and clinically meaningful difference between neflamapimod and placebo.”

Details of the ILBDC presentation are as follow:

Abstract Title: Efficacy and safety results of the RewinD-LB phase 2b clinical trial of neflamapimod in dementia with Lewy bodies (DLB)
Format: Oral Presentation
Session Name: Therapeutics in DLB
Session Date and Time: Friday, January 31, 2025, 14.00-15.30 pm Local Time

About CervoMed

CervoMed Inc. (the “Company”) is a clinical-stage company focused on developing treatments for age-related neurologic disorders. The Company is currently developing neflamapimod, an investigational, orally administered small molecule brain penetrant that inhibits p38 mitogen-activated protein kinase alpha. Neflamapimod has the potential to treat synaptic dysfunction, the reversible aspect of the underlying neurodegenerative processes that causes disease in DLB and certain other major neurological disorders. Neflamapimod is currently being evaluated in a Phase 2b study in patients with early-stage DLB.

Forward-Looking Statements

This press release includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding the intentions, plans, beliefs, expectations or forecasts for the future of the Company, including, but not limited to, the therapeutic potential of neflamapimod and the anticipated timing and achievement of clinical and development milestones, including the completion and achievement of primary endpoints of the RewinD-LB Phase 2b clinical trial and the Company’s announcement of topline and other data therefrom. Terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “aims,” “seeks,” “intends,” “may,” “might,” “could,” “might,” “will,” “should,” “approximately,” “potential,” “target,” “project,” “contemplate,” “predict,” “forecast,” “continue,” or other words that convey uncertainty of future events or outcomes (including the negative of these terms) may identify these forward-looking statements. Although there is believed to be reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the Company’s control and, as a result, actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risks and uncertainties include, among other things, those related to: the Company’s available cash resources and the availability of additional funds on acceptable terms; the results of the Company’s clinical trials, including RewinD-LB; the likelihood and timing of any regulatory approval of neflamapimod or the nature of any feedback the Company may receive from the U.S. Food and Drug Administration; the ability to implement business plans, forecasts, and other expectations in the future; general economic, political, business, industry, and market conditions, inflationary pressures, and geopolitical conflicts; and the other factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (SEC) on March 29, 2024, and other filings that the Company may file from time to time with the SEC. Any forward-looking statements in this press release speak only as of the date hereof (or such earlier date as may be identified). The Company does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this press release, except to the extent required by law.

Investor Contact:

PJ Kelleher

LifeSci Advisors

Investors@cervomed.com

617-430-7579